UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22843

Center Coast Brookfield MLP & Energy Infrastructure Fund
 (Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
 (Address of principal executive offices) (Zip code)

Brian F. Hurley, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
 (Name and address of agent for service)

855-777-8001
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 28, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Schedule of Investments.

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (unaudited)
February 28, 2018

Shares		Value
	COMMON STOCKS - 12.8%
	Midstream C-Corps - 12.8%
152,875	ONEOK, Inc. [1]	$8,611,449
125,936	SemGroup Corp. - Class A	2,795,779
463,558	Targa Resources Corp. [1]	20,697,865
	Total Common Stocks (Cost $25,531,388)	32,105,093

	MASTER LIMITED PARTNERSHIP SHARES - 118.8%
	Compression - 1.3%
185,812	USA Compression Partners LP	3,303,737

	Diversified Midstream- 45.2%
514,644	Andeavor Logistics LP [1]	23,920,653
1,336,453	Energy Transfer Partners LP [1]	24,336,809
807,245	Enterprise Products Partners LP [1]	20,520,168
714,992	MPLX LP [1]	24,688,674
538,412	Williams Partners LP	19,512,051
		112,978,355
	E&P-sponsored Gathering & Processing - 15.4%
1,261,601	EnLink Midstream Partners LP [1]	18,419,374
429,456	Western Gas Partners LP [1]	19,991,177
		38,410,551
	General Partner (K-1) - 0.7%
149,315	NuStar GP Holdings LLC [1]	1,739,520
	Large-cap Gathering & Processing - 3.8%
265,483	DCP Midstream Partners LP [1]	9,514,911
	Large-cap Petroleum Transportation & Storage – 27.1%
324,484	Buckeye Partners LP [1]	14,536,883
625,877	Enbridge Energy Partners LP	7,829,721

190,600	Magellan Midstream Partners LP [1]	11,904,876
734,771	NuStar Energy LP [1]	16,120,876
825,919	Plains All American Pipeline LP [1]	17,426,891
		67,819,247
	Natural Gas Transportation & Storage - 15.8%
48,844	EQT Midstream Partners LP	3,004,883
523,239	Spectra Energy Partners LP [1]	20,558,060
323,332	TC Pipelines LP [1]	15,885,301
		39,448,244
	Other fee-based - 1.3%
234,905	Martin Midstream Partners LP	3,241,689
	Small-cap Gathering & Processing - 3.6%
132,283	Crestwood Equity Partners LP [1]	3,538,570
167,964	Summit Midstream Partners LP [1]	2,830,194
228,197	USD Partners LP	2,578,626
		8,947,390
	Sponsored Petroleum Transportation & Storage - 4.6%
167,185	Phillips 66 Partners LP [1]	8,215,471
132,456	Shell Midstream Partners LP	3,185,567
		11,401,038
	Total Master Limited Partnership Shares (Cost $303,586,683)	296,804,682

	UNREGISTERED/RESTRICTED SECURITIES - 18.0%
45,082,357	KKR Eagle Co-Invest LP [2,4,5,6]	45,082,357
	Total Unregistered/Restricted Securities (Cost $36,829,327)	45,082,357
Principal Amount
	Short-Term Investments - 1.1%
102,921	Goldman Sachs Financial Square Funds, 1.14% [3]	102,921
2,510,953	UMB Money Market Fiduciary, 0.01% [3]	2,510,953
	Total Short-Term Investments (Cost $2,613,874)	2,613,874

Total Investments* - 150.7% (Cost $368,561,272)	376,606,006
Line of Credit - (30.2)%	(75,400,000)
Series A Mandatory Redeemable Preferred Shares - (19.6) %	(49,037,217)
Liabilities less Other Assets - (0.9)%	(2,197,588)
Total Net Assets – 100.0%	$249,971,201

LLC - Limited Liability Company
LP - Limited Parnership

1	All or portion of this security is pledged as collateral for credit facility.
2
Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees.  As of February 28, 2018, the total value of all such securities was $45,082,357 or 18.0% of net assets.

3	The rate quoted is the annualized seven-day yield of the Fund at the period end.
4
Security that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund’s
 Board of Trustees. As of February 28, 2018, the total value of all such securities was $45,082,357 or 18.0% of net assets.

5	Level 3 security - Value determined using significant unobservable inputs.
6	Private placement security.

*	All investments domiciled in the United States.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of February 28, 2018:

Description:	Level 1	Level 2	Level 3	Total
Common Stock[1]	$32,105,093	$—	$—	$32,105,093
Master Limited Partnerships[1]	296,804,682	—	—	296,804,682
Unregistered/Restricted Securities	—	—	45,082,357	45,082,357
Short-Term Investments[1]	2,613,874	—	—	2,613,874
Total	$331,523,649	$—	$45,082,357	$376,606,006

1    All Common Stock, Master Limited Partnerships, and Short-Term Investments held by the Fund are Level 1 securities. For a detailed break-out of Common Stock, Master Limited Partnerships, and Short-Term Investments by major industry classification, please refer to the Schedule of Investments.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of February 28, 2018:

Type of Security	Value at 2/28/18	Valuation Technique(s)	Unobservable Input	Range (weighted average)	Impact to Valuation from an Increase in Input (1)
Unregistered/ Restricted Securities	$45,082,357	Discounted Cash Flow	Discount Rate	9.50% – 11.50% (10.50%)	Decrease
			Exit Multiple	12.00x – 14.00x (13.00x)	Increase
			Liquidity Discount	10.00% – 20.00% (15.00%)	Decrease
(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The discounted cash flow analysis used to value the Fund’s private investment in KKR Eagle Co-Invest LP uses the projected cash flows of the portfolio company to estimate the enterprise value and equity value attributable to the Fund’s interest in the portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities	Unregistered/ Restricted Security
Balance at November 30, 2017	$43,904,880
Change in unrealized appreciation	1,177,477
Balance at February 28, 2018	$45,082,357
Change in unrealized gains relating to assets still held at the reporting report	$1,177,477

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $75,400,000. As of February 28, 2018, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

There were no transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Credit facility: The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of (1) $75,000,000 under a 179-day facility plus (2) additional amounts on a demand basis subject to the amount of the Fund’s pledged collateral and the limits imposed by the 1940 Act. The Fund pays a monthly ﬁnancing charge based on a LIBOR-based variable rate and a commitment fee of 0.70% per annum on the unused portion of the maximum commitment amount. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements or maintain other ﬁnancial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times.

The Fund had outstanding borrowings of $75,400,000 as of February 28, 2018. The Fund borrowed an average daily balance of approximately $71,874,444 at a weighted average borrowing cost of 2.50%. The interest expense incurred on line of credit during the period ended February 28, 2018 was $443,627.

Item 2. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-Q.

(b) As of the date of filing this Form N-Q, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

Item 3. Exhibits

(a) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Center Coast Brookfield MLP & Energy Infrastructure Fund

By (Signature and Title)  /s/ Brian F. Hurley
  Brian F. Hurley
  President and Principal Executive Officer

Date:   April 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Brian F. Hurley
  Brian F. Hurley
  President and Principal Executive Officer

Date:   April 27, 2018

By (Signature and Title)  /s/ Angela W. Ghantous
  Angela W. Ghantous
  Treasurer and Principal Financial Officer

Date:   April 27, 2018